UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On August 16, 2024, BorgWarner Inc. (“BorgWarner” or the “Company”) completed the public offering and issuance of $500 million aggregate principal amount of its 4.950% Senior Notes due 2029 and $500 million aggregate principal amount of its 5.400% Senior Notes due 2034 (collectively, the “Notes”). The Notes are governed by an indenture, dated September 23, 1999, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Base Indenture”), as supplemented by a Ninth Supplemental Indenture, dated August 16, 2024 between the Company and Deutsche Bank Trust Company Americas, as trustee for the Notes (the “Ninth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The material terms of the Indenture are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 8, 2024, which description is incorporated by reference herein.

Such description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and the full text of the Ninth Supplemental Indenture. A copy of the Base Indenture is incorporated by reference as Exhibit 4.1 and a copy of the Ninth Supplemental Indenture is filed as Exhibit 4.2, and both are incorporated into this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
4.1	Indenture, dated September 23, 1999, between Borg-Warner Automotive, Inc. and The Bank of New York Mellon Trust Company, N.A. (successor in interest to Chase Manhattan Trust Company, National Association), as trustee (incorporated by reference to Exhibit No. 4.6 to the Company’s Registration Statement 333-172198 filed on February 11, 2011).
4.2	Ninth Supplemental Indenture, dated as of August 16, 2024, between BorgWarner Inc. and Deutsche Bank Trust Company Americas, as trustee, (including the forms of Global Notes attached as Exhibit A and Exhibit B to the Ninth Supplemental Indenture).
104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: August 16, 2024	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary